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                                                                   EXHIBIT 10.18

                   ADDENDUM TO EMPLOYMENT AGREEMENT BETWEEN
                  ROBERT BERWANGER AND RMH TELESERVICES, INC.
                  -------------------------------------------

          This executed Addendum modifies Paragraph 4 of the Employment Agreement ("Agreement") executed by Robert Berwanger and RMH Teleservices, Inc. on March 18, 1998. Both parties agree, as evidenced by the signatures below, that the Initial Term in Paragraph 4 of the Agreement is now changed from a maximum of three years to a maximum of four years. Paragraph 4 of the Agreement should now read;

          Employee shall be employed by Company for an initial Term of Employment (the "Initial Term"), commencing April 1, 1998 (the "Commencement Date"), and ending on April 1, 2002, unless sooner terminated as hereinafter provided.

          The remaining terms and conditions of the rest of the Agreement are in full force and effect and have not been modified.


/s/ Robert Berwanger                 4-20-98        /s/ Michael J. Scharff
-----------------------------      -----------      -------------------------
Robert Berwanger                   Date             Witness


RHH Teleservices, Inc.


By: /s/ MarySue Lucci Hansell        4-20-98        /s/ Michael J. Scharff
   --------------------------      -----------      -------------------------
   MarySue Lucci Hansell           Date             Witness
   President